===============================================================================

                                   FORM 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -----------------------

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated June 30, 1995 which was filed with the Securities and Exchange Commission on July 17, 1995. The Pro Forma Statements of Operations for the Twelve Months Ended December 31, 1994, was updated to include the effect of the 1994 acquisitions and 1994 pro forma adjustments. In addition, the Notes to the Pro Forma Statements of Operations were updated to reflect the additional disclosures required for the 1994 acquisitions and 1994 pro forma adjustments, as well as, additional information regarding the reconciliation of net income for previously filed 8-K's. The Pro Forma Financial Statement for the three months ended March 31, 1995 was updated to reflect the numbering changes in the Notes to the Pro Forma Financial Statements of Operations. The accountants' report and consent have been revised to include the city and state where issued.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------------------------------------------------------------------------------

          (a)   Financial Statements of Real Estate Properties Acquired
          (b)   Pro Forma Financial Information
          (c)   Exhibits
                   (23)  Consents of experts


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           UNITED DOMINION REALTY TRUST, INC.
                                           ----------------------------------
                                                    (Registrant)



                                           /s/ JERRY A. DAVIS
                                           -----------------------------------
                                           Jerry A. Davis
                                           Vice President
                                           Corporate Controller


Date:  June 30, 1995







                          Independent Auditors' Report




To the Owners of
Brittingham Square Apartments, The Greens at Cedar Chase Apartments, The Greens at Cross Court Apartments, The Greens at Falls Run Apartments, The Greens at Hilton Run Apartments, The Greens at Hollymead Apartments, The Greens at Schumaker Pond Apartments, The Greens of Constant Friendship Apartments, The Manor at England Run Apartments

    We have audited the accompanying combined statement of rental operations (as defined in Note 2) of the following apartment properties for the year ended December 31, 1994:

      Brittingham Square Apartments
      The Greens at Cedar Chase Apartments
      The Greens at Cross Court Apartments
      The Greens at Falls Run Apartments
      The Greens at Hilton Run Apartments
      The Greens at Hollymead Apartments
      The Greens at Schumaker Pond Apartments
      The Greens of Constant Friendship Apartments
      The Manor at England Run Apartments



    This financial statement is the responsibility of the management of the apartment properties. Our responsibility is to express an opinion on this statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 5, and is not intended to be a complete presentation of the apartment properties' revenues and expenses.

    In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of the apartment properties for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
May 24, 1995

                       UNITED DOMINION REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                    ACQUISITIONS
                                                                     PREVIOUSLY
                                                                    REPORTED ON
                                                                  FORMS 8-K DATED
                                                                  APRIL 15, 1994,
                                                                   MAY 17, 1994,             1994
                                                                   MAY 26, 1994,         ACQUISITIONS     PRO FORMA
                                                               SEPTEMBER 1, 1994 AND       PRO FORMA     BEFORE 1995       HIGH
                                              HISTORICAL (1)    OCTOBER 14, 1994 (2)      ADJUSTMENTS   ACQUISITIONS   PORTFOLIO (3)

INCOME
Property operations:
     Rental Income                               $139,972           $27,128                               $167,100        $11,095
     Property expenses:
         Utilities                                 11,206             2,019                                 13,225            681
         Repairs & maintenance                     21,216             4,205                                 25,421          1,453
         Real estate taxes                          9,658             2,296                                 11,954            741
         Property management                        4,645             1,304               ($328)(4)          5,621            441
         Other operating expenses                  12,141             3,629                (277)(5)         15,493          1,144
         Depreciation of real estate owned         28,729                                 4,514 (6)         33,243
                                                   87,595            13,453               3,909            104,957          4,460
Income from property operations                    52,377            13,675              (3,909)            62,143          6,635
Interest income                                       756                                  (111)(7)            645
                                                   53,133            13,675              (4,020)            62,788          6,635

EXPENSES
     Interest                                      28,521                                 7,649 (6)         36,170
     General and administrative                     4,803                                                    4,803
     Other depreciation and amortization              691                                                      691
                                                   34,015                 0               7,649             41,664              0
Income before gains (losses) on investments
    and extraordinary item                         19,118            13,675             (11,669)            21,124          6,635

Gains (losses) on sale of investments                 108                                                      108
Income before extraordinary item                   19,226            13,675             (11,669)            21,232          6,635
Extraordinary item - early extinguishment of
     debt                                             (89)                                                     (89)
Net income                                         19,137            13,675             (11,669)            21,143          6,635
Dividends to preferred shareholders

Net income available to common shareholders       $19,137           $13,675            ($11,669)           $21,143         $6,635

Net income per common share                         $0.41                                                    $0.42

Distributions declared per common share             $0.78                                                    $0.78

Weighted average number of common shares
  outstanding                                      46,182             4,022                                 50,204

                                                          HIGH PORTFOLIO
                                                   PRO FORMA             PRO
                                                  ADJUSTMENTS           FORMA
INCOME
Property operations:
     Rental Income                                                     $178,195
     Property expenses:
         Utilities                                                       13,906
         Repairs & maintenance                                           26,874
         Real estate taxes                                               12,695
         Property management                         ($60)(8)             6,002
         Other operating expenses                                        16,637
         Depreciation of real estate owned          1,637 (9)            34,880
                                                    1,577               110,994
Income from property operations                    (1,577)               67,201
Interest income                                                             645
                                                   (1,577)               67,846

EXPENSES
     Interest                                                            36,170
     General and administrative                                           4,803
     Other depreciation and amortization                                    691
                                                        0                41,664
Income before gains (losses) on investments
    and extraordinary item                         (1,577)               26,182

Gains (losses) on sale of investments                                       108
Income before extraordinary item                   (1,577)               26,290
Extraordinary item - early extinguishment of
     debt                                                                   (89)
Net income                                         (1,577)               26,201
Dividends to preferred shareholders                 6,289 (10)            6,289

Net income available to common shareholders       ($7,866)              $19,912

Net income per common share                                               $0.52

Distributions declared per common share                                   $0.78

Weighted average number of common shares                                 50,204
  outstanding

SEE ACCOMPANYING NOTES.

                       UNITED DOMINION REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                                         PRO FORMA         PRO
                                                                HISTORICAL (1)   HIGH PORTFOLIO (3)     ADJUSTMENTS       FORMA
INCOME
Property operations:
    Rental Income                                                   $45,493            $2,849                            $48,342
    Property expenses:
        Utilities                                                     3,657               174                              3,831
        Repairs & maintenance                                         6,347               268                              6,615
        Real estate taxes                                             3,236               184                              3,420
        Property management                                           1,254               113             ($15)(8)         1,352
        Other operating expenses                                      4,069               289                              4,358
        Depreciation of real estate owned                             9,056                                409 (9)         9,465
                                                                     27,619             1,028              394            29,041
Income from property operations                                      17,874             1,821             (394)           19,301
Interest income                                                         174                                                  174
                                                                     18,048             1,821             (394)           19,475

EXPENSES
    Interest                                                         10,454                                               10,454
    General and administrative                                        1,234                                                1,234
    Other depreciation and amortization                                 273                                                  273
                                                                     11,961                 0                0            11,961
Income before gains on investments
    and extraordinary item                                            6,087             1,821             (394)            7,514

Gains on sale of investments                                             63                                                   63
Net income                                                            6,150             1,821             (394)            7,577
Dividends to preferred shareholders                                                                      1,572 (10)        1,572
Net income available for common shareholders                         $6,150            $1,821          ($1,966)           $6,005

Weighted average common shares                                       51,125                                               51,125

Net income per common share                                           $0.12                                                $0.12

Dividends declared per common share                                  $0.225                                               $0.225



SEE ACCOMPANYING NOTES.

                       UNITED DOMINION REALTY TRUST, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND
                        THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

(1) Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1995 and its Annual Report on Form 10-K for the year ended December 31, 1994.

(2) Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994"
         give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. A reconciliation of net income to previously filed Forms 8-K and/or 8-K/A is as follows:

8-K FILED                       FILING TO UPDATE                    NET INCOME
                                    8-K                           (IN THOUSANDS)

April 15, 1994              8-K/A June 7, 1994                      $     845
May 17, 1994                8-K/A July 26, 1994                           546
May 26, 1994                8-K August 31, 1994 *                       6,619
September 1, 1994           8-K/A November 11, 1994                     2,242
October 14, 1994            8-K/A December 29, 1994                     3,423

                                                                      $13,675


         * The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

(3) Represents actual rental income and related operating expenses of the High Portfolio, as reported elsewhere herein.

(4) To record the net decrease in property management fees for the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994.
         The Trust internally manages its apartment portfolio at a cost of approximately 3.5% of rental income.

(5) To record the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

(6) To record depreciation expense and interest expense on the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994.

(7) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on form 8-K dated May 26, 1994), Regatta Shores Apartments (as previously reported on Form 8-K dated September 1, 1994) and for the acquisition of Mediterranean Village Apartments, Briar Club Apartments, Covingting Crossing Apartements and Hunters Trace Apartments (as previously reported on Form 8-K dated October 14, 1994) at assumed interest rates in effect at the time of the acquisition.

(8) Reflects the net decrease in property management fees for the High Portfolio. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

(9) Reflects the net adjustments to depreciation expense to record the High Portfolio at the beginning of each period presented. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements of 15 years based upon the initial cost of the High Portfolio of $65.7 million.

 (10) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 2.7 million shares of preferred stock in calculating net income available to common shareholders.